Exhibit 99.2
UNAUDITED PRO FORMA COMBINED FINANCIAL STATEMENTS
Basis of Pro Forma Presentation
On October 1, 2007, HBDC Acquisition, LLC (“HBDC Sub”), a Delaware limited liability company and wholly-owned subsidiary of Health Benefits Direct Corporation, a Delaware corporation (the “Company”), entered into an Agreement to Transfer Partnership Interests (the “Bilenia Agreement”) with the former partners (the “Bilenia Partners”) of BileniaTech, L.P., a Delaware limited partnership (“Bilenia”), whereby HBDC Sub purchased all of the outstanding general and limited partnership interests of Atiam Technologies, L.P., a Delaware limited partnership (“Atiam”), owned by the Bilenia Partners. Bilenia Partners owned an approximate 40% interest in Atiam. The execution of the Bilenia Agreement and the transfer of the Atiam partnership interests to HBDC Sub there under were conditions precedent to the closing of the Merger Agreement (as defined below) on October 1, 2007 (the “Closing Date”).
The aggregate amount paid by HBDC Sub to the Bilenia Partners for the Atiam partnership interests under the Bilenia Agreement was $1,000,000, consisting of $500,000 in cash and 224,216 shares of Common Stock, which shares had an aggregate value of $500,000 based on the average closing price per share ($2.23) of Company Common Stock on The Over the Counter Bulletin Board on the five consecutive trading days preceding the Closing Date.
In connection with the Bilenia Agreement, the Company and Computer Command and Control Company, a Pennsylvania corporation (“CCCC”), also entered into a Registration Rights Agreement (the “Bilenia Registration Rights Agreement”). Under the terms of the Bilenia Registration Rights Agreement, the Company has agreed to give prompt written notice to CCCC of the registration of any of the Company’s securities under the Securities Act, and CCCC shall have the opportunity, upon 20 days’ written notice to the Company, to request that the shares of Company Common Stock issued to CCCC under the Bilenia Agreement be included in such registration statement. The Company agreed that its current intention is to begin to prepare and file a registration statement with the Commission within 60 days of the Closing Date.
On September 21, 2007, the “Company entered into an Agreement and Plan of Merger (the “Atiam Merger Agreement”) by and among the Company, HBDC, System Consulting Associates, Inc., a Pennsylvania corporation (“SCA”), and the shareholders of SCA party thereto (the “Shareholders”). The Company and SCA closed on the Merger on October 1, 2007.

UNAUDITED PRO FORMA COMBINED FINANCIAL STATEMENTS
Basis of Pro Forma Presentation (Continued)
The Atiam Merger Agreement provided for a business combination whereby SCA would be merged with and into HBDC Sub, with HBDC Sub continuing as the surviving corporation and as a wholly-owned subsidiary of the Company (the “Merger”). The aggregate amount paid by the Company with respect to all outstanding shares of capital stock of SCA (such amount, the “Atiam Merger Consideration”) was $2,000,000, consisting of (a) $850,000 in cash and (b) 515,697 unregistered shares of Common Stock, which number of shares had a value of $1,150,000 based on the average closing price per share ($2.23) of Common Stock on The Over the Counter Bulletin Board on the five consecutive trading days preceding the closing date. Upon the effectiveness of the Merger, each share of SCA Common Stock issued and outstanding immediately prior to the closing date was converted into the right to receive a pro rata portion of the Merger Consideration. The Company placed certificates representing 134,529 shares, or an amount equal to $300,000, of the Company Common Stock that otherwise would be payable to the Shareholders as Merger Consideration into an escrow account, which shares will be held in escrow for a period of one year to satisfy any indemnification claims by the Company or HBDC Sub under the Atiam Merger Agreement.
In connection with the Atiam Merger Agreement, the Company and Shareholders also entered into a Registration Rights Agreement (the “Shareholder Registration Rights Agreement”). Under the terms of the Shareholder Registration Rights Agreement, the Company has agreed to give prompt written notice to each Shareholder of the registration of any of the Company’s securities under the Securities Act and the Shareholders shall have the opportunity, upon 20 days’ written notice to the Company, to request that the shares of Company Common Stock issued to the Shareholders under the Atiam Merger Agreement be included in such registration statement. The Company agreed that its current intention is to begin to prepare and file a registration statement with the Commission within 60 days of the Closing Date.
SCA, which operates through Atiam, is a provider of comprehensive, web-based insurance administration software applications that support individual insurance products.
In connection with the ATIAM acquisition, ATIAM entered into three-year employment agreements with four key employees of ATIAM effective October 1, 2007. These employment agreements provide that these four key employees will be compensated at an aggregate annual base salary of $700,000 with bonus compensation at the discretion of the Company’s board. These agreements may be terminated by the Company for “cause” (as such term is defined in the agreements) and without “cause” upon 30 days notice. These agreements may be terminated by the Company without “cause”, in which case the terminated employee will be entitled to their base salary for a period ranging from 6 to 12 months. These agreements also contain non-competition and non-solicitation provisions for the duration of the agreements plus a period ranging from 6 to 12 months after termination of employment.
The following Unaudited Pro forma Combined Financial Statements of the Company and SCA give effect to Company’s purchase of SCA and the minority interest of Atiam not owned by SCA under the purchase method of accounting prescribed by Financial Accounting Standards Board statement No. 141, Business Combinations. These pro forma statements are presented for illustrative purposes only. The pro forma adjustments are based upon available information and assumptions that management believes are reasonable. The Unaudited Pro Forma Combined Financial Statements do not purport to represent what the results of operations or financial position of the Company would actually have been if the acquisition had in fact occurred on January 1, 2006, nor do they purport to project the results of operations or financial position of the Company for any future period or as of any date.

HEALTH BENEFITS DIRECT CORP. AND SUBSIDIARIES
UNAUDITED PRO FORMA COMBINED BALANCE SHEET
September 30, 2007

				Pro Forma Adjustments
	Health	Systems
	Benefits	Consulting
	Direct	Associates,
	Corporation	Inc.		Debit		Credit	Pro Forma

ASSETS

CURRENT ASSETS:
Cash	$8,868,990	$608,534			a	608,534	$8,127,524
					b	741,466
Accounts receivable, less allowance for doubtful accounts of $34,962 and $15,000	1,978,874	643,017	b	567,017	a	643,017	2,545,891
Deferred compensation advances	775,120	—					775,120
Prepaid expenses	218,948	15,103	b	37,192	a	15,103	256,140
Other current assets	22,409	—					22,409

Total current assets	11,864,341	1,266,654					11,727,084

Restricted cash	1,150,000	—					1,150,000
Property and equipment, net of accumulated depreciation of $948,453 and 84,861	1,496,130	167,004	b	147,018	a	167,004	1,643,148
Capitalized and purchased software, net of accumulated amortization of $1,670,612	—	359,601			a	359,601	—
Intangibles, net of accumulated amortization of $2,620,293	3,509,953	—	b	2,119,440			5,629,393
Other assets	210,922	—			b	74,282	136,640

Total assets	$18,231,346	$1,793,259					$20,286,265

LIABILITIES AND SHAREHOLDERS’ EQUITY

CURRENT LIABILITIES:
Accounts payable	$1,277,087	34,278	a	34,278	b	34,278	$1,311,365
Accrued expenses	1,344,404	104,123	a	104,123	b	104,123	1,448,527
Unearned commission advances	8,774,910	—					8,774,910
Deferred Revenue	—	295,000	a	295,000	b	120,000	120,000
Income Taxes Payable	—	146,512	a	146,512	b	146,512	146,512

Total current liabilities	11,396,401	579,913					11,801,314

LONG TERM LIABILITIES:
Deferred Tax Liability	—	158,058	a	158,058			—

Total long term liabilities	—	158,058					—

Minority Interest	—	542,800	a	542,800			—

SHAREHOLDERS’ EQUITY:
Preferred stock ($.001 par value; 10,000,000 shares authorized; no shares issued and outstanding)	—	—					—
Common stock ($.001 par value; 90,000,000 shares authorized; 34,098,971 and 34,838,884 shares issued and outstanding	34,099	500	a	500	b	740	34,839
Additional paid-in capital	34,535,820	—			b	1,649,266	36,185,086
Accumulated earnings (deficit)	(27,734,974)	511,988	a	511,988			(27,734,974)

Total shareholders’ equity	6,834,945	512,488					8,484,951

Total liabilities and shareholders’ equity	$18,231,346	$1,793,259					$20,286,265

HEALTH BENEFITS DIRECT CORP. AND SUBSIDIARIES
UNAUDITED PRO FORMA COMBINED STATEMENT OF OPERATIONS
FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2007

				Pro Forma Adjustments
	Health	Systems
	Benefits	Consulting
	Direct	Associates,
	Corporation	Inc.		Debit		Credit	Pro Forma

Revenues	$14,704,547	$3,089,779	c	$89,468			$17,704,858

Operating Expenses:
Salaries, commission and related taxes	12,329,418	1,252,898					13,582,316
Lead, advertising and other marketing	5,973,442	12,552					5,985,994
Depreciation and amortization	1,631,182	43,630	e	386,507	d	43,630	2,017,689
Depreciation on Software Development Cost	—	390,575			d	390,575	—
Rent, utilities, telephone and communications	1,934,299	119,813					2,054,112
Professional fees	1,277,345	433,247					1,710,592
Other general and administrative	1,283,126	432,196					1,715,322

	24,428,812	2,684,911					27,066,025

Loss from operations	(9,724,265)	404,868					(9,361,167)

Other income (expense):
Loss on disposal of property and equipment	(2,592)	—					(2,592)
Registration rights penalty reversal	—	—					—
Interest income	279,964	17,959					297,923
Interest expense	(21,825)	(1,118)					(22,943)
Minority Interest	—	(168,756)					(168,756)

Total other income (expense)	255,547	(151,915)					103,632

Income Tax Expense	—	99,997					99,997

Net loss	$(9,468,718)	$152,956					$(9,357,532)

Net loss per common share:
Net loss per common share — basic and diluted	$(0.29)						$(0.28)

Weighted average common shares outstanding — basic and diluted	32,378,934				b	739,913	33,118,847

HEALTH BENEFITS DIRECT CORP. AND SUBSIDIARIES
UNAUDITED PRO FORMA COMBINED STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2006

				Pro Forma Adjustments
	Health	Systems
	Benefits	Consulting
	Direct	Associates,
	Corporation	Inc.		Debit		Credit	Pro Forma

Revenues	$12,240,101	$2,748,425					$14,988,526

Operating Expenses:
Salaries, commission and related taxes	13,754,445	1,365,753					15,120,198
Lead, advertising and other marketing	5,174,260	21,393					5,195,653
Depreciation and amortization	2,146,703	66,250	e	515,343	d	66,250	2,662,046
Depreciation on Software Development Cost	—	595,913			d	595,913	—
Rent, utilities, telephone and communications	1,970,275	126,997					2,097,272
Professional fees	1,211,605	504,022					1,715,627
Other general and administrative	2,294,188	428,778					2,722,966

	26,551,476	3,109,106					29,513,762

Loss from operations	(14,311,375)	(360,681)					(14,525,236)

Other income (expense):
Loss on disposal of property and equipment	(339)	—					(339)
Registration rights penalty reversal	60,537	—					60,537
Interest income	303,357	6,563					309,920
Interest expense	(20,004)	(33,287)					(53,291)
Minority Interest	—	154,724					154,724

Total other income (expense)	343,551	128,000					471,551

Income Tax Benefit	—	94,195					94,195

Net loss	$(13,967,824)	$(138,486)					$(13,959,490)

Net loss per common share:
Net loss per common share — basic and diluted	$(0.51)						$(0.49)

Weighted average common shares outstanding — basic and diluted	27,578,861				b	739,913	28,318,774

HEALTH BENEFITS DIRECT CORP. AND SUBSIDIARIES
UNAUDITED PRO FORMA ADJUSTMENTS TO COMBINED FINANCIAL STATEMENTS
Pro Forma Adjustments:
(a) To eliminate all assets and liabilities of Systems Consulting Associates, Inc. as of September 30, 2007:

	Debit	Credit
Cash		608,534
Accounts receivable		643,017
Prepaid expenses & other assets		15,103
Property and equipment, net		167,004
Capitalized and purchased software, net		359,601
Accounts payable	34,278
Accrued expenses	104,123
Income Taxes Payable	146,512
Deferred Revenue	295,000
Deferred Tax Liability	158,058
Minority Interest	542,800
Common stock	500
Accumulated deficit	511,988

	1,793,259	1,793,259
(b) To record the assets purchased and liabilities assumed of Systems Consulting Associates, Inc. as of September 30, 2007

	Debit	Credit
Cash		741,466
Accounts receivable	567,017
Prepaid expenses & other assets	37,192
Property and equipment, net	147,018
Intangible Assets	2,119,440
Other current assets		74,282
Accounts payable		34,278
Accrued expenses		104,123
Income Taxes Payable		146,512
Deferred Revenue		120,000
Common stock		740
Additional paid in capital		1,649,266

	2,870,667	2,870,667
The above value of assets purchased and liabilities assumed were based on an estimated preliminary purchase price of Systems Consulting Associates, Inc. as follows:

Cash payments to sellers	$1,350,000
Fair value of common stock issued to sellers	1,650,006
Estimated direct transaction fees and expenses	74,282

Estimated purchase price	$3,074,288

HEALTH BENEFITS DIRECT CORP. AND SUBSIDIARIES
UNAUDITED PRO FORMA ADJUSTMENTS TO COMBINED FINANCIAL STATEMENTS (CONTINUED)
(c) To record the elimination of activity between the Company and Systems Consulting Associates, Inc. for 9 months ended September 30, 2007:
(d) To eliminate all depreciation and amortization on software development cost of Systems Consulting Associates, Inc.
(e) Record depreciation of fixed assets acquired straight line over periods ranging from 3 to 7 years with a weighted average period of 5 years and the amortization of intangible assets acquired, which are assigned to the following assets, and amortized over the estimated useful lives and methods listed below:

		Estimated
	Fair Value	useful Life	Amortization
	Estimates	(months)	Method
Value of employment and non compete agreements acquired	$364,000	36	straight-line
Value of client contracts and relationships	1,110,991	60	straight-line
Value of purchased software for sale and licensing	644,449	60	straight-line

Total	$2,119,440